EXHIBIT 99.4


                           MARINE PRODUCTS CORPORATION
                 Form 10-Q - Second Quarter Ended June 30, 2003

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Ben M. Palmer, certify that;

         The Form 10-Q of Marine Products Corporation, for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934; and

         The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Marine Products Corporation for the periods presented.




                                   /s/ Ben M. Palmer
                                   ---------------------------------
Date: July 25, 2003                 Ben M. Palmer
                                   Vice President and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)